UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2017

RLJ ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-35675	45-4950432
(Commission File Number)	(IRS Employer Identification Number)

RLJ Entertainment, Inc.

8515 Georgia Avenue, Suite 650

Silver Spring, Maryland  20910

(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 608-2115

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act .  ☐

Item 2.02. Results of Operations and Financial Condition.

On November 9, 2017, RLJ Entertainment, Inc., a Nevada corporation, (the “Company”), issued a press release announcing its operating results for the quarter ended September 30, 2017. A copy of the press release is furnished as Exhibit 99.1 attached hereto and is incorporated by reference in its entirety into this Item 2.02 of this Current Report on Form 8-K.

The information contained in this Item 2.02 and Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act or otherwise subject to the liability of that section. Such information shall not be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such a filing.

Adjusted EBITDA and Other Non-GAAP Measures

In the press release, the Company discloses Adjusted EBITDA which is a non-GAAP financial measure, as defined in Regulation G promulgated by the Securities and Exchange Commission. A reconciliation of Adjusted EBITDA to net loss is included in page 6 of Exhibit 99.1.

This non-GAAP financial measure, Adjusted EBITDA, is in addition to, not an alternative for, or superior to, measures of financial performance prepared in accordance with accounting principles generally accepted in the United States of America (or U.S. GAAP). In addition, this non-GAAP measure is not based on any comprehensive set of accounting rules or principles. The Company believes that this non-GAAP measure has limitations in that it does not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP and that this measure should only be used to evaluate the Company’s results of operations in conjunction with corresponding GAAP measures.

The Company believes Adjusted EBITDA to be a meaningful indicator of our performance that provides useful information to investors regarding our financial condition and results of operations because it removes material noncash items and allows investors to analyze the operating performance of the business using the same metric management uses. The exclusion of noncash items better reflects our ability to make investments in the business and meet obligations. Adjusted EBITDA is a non-GAAP financial measure commonly used in the entertainment industry and by financial analysts and others who follow the industry to measure operating performance. The Company uses this measure to assess operating results and performance of its business, perform analytical comparisons, identify strategies to improve performance and allocate resources to its business segments. While the Company considers Adjusted EBITDA to be an important measure of comparative operating performance, it should be considered in addition to, but not as a substitute for, net income and other measures of financial performance reported in accordance with U.S. GAAP. Not all companies calculate Adjusted EBITDA in the same manner, and the measure, as presented, may not be comparable to similarly-titled measures presented by other companies.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

99.1	Press release issued on November 9, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ ENTERTAINMENT, INC.

Date:	November 9, 2017	By:	/s/ NAZIR ROSTOM
		Name:	Nazir Rostom
		Title:	Chief Financial Officer

3